TRANSPARENT VALUE TRUST
Supplement Dated July 21, 2016
To the currently effective Statement of Additional Information (the “SAI”), as supplemented from time to time, for Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Market Fund, Guggenheim RBP® Large-Cap Value Fund, Guggenheim Directional Allocation Fund, and Guggenheim SMID-Cap Directional Allocation Fund (each a “Fund” and collectively, the “Funds”), each a series of Transparent Value Trust (the “Trust”).

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the Prospectus and SAI.

Effective immediately, the information regarding the Fund Accounting and Administration Agreement in the section of the SAI entitled “Investment Management” is deleted and replaced as follows:
Pursuant to a Fund Accounting and Administration Agreement with the Trust, as amended, RFS also acts as the administrative agent for the Funds and, as such, performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For these services, RFS receives, on an annual basis, a fee equal to the lesser of the fees calculated in accordance with (i) and (ii) below. The determination of which fee rate will apply shall be made on a Fund-by-Fund basis on each day in which the Fund calculates its net asset value per share, and the determination of which per-year minimum will apply shall be calculated on a Fund-by-Fund basis and shall be performed once per year.

(i)	0.095% for each Fund, based on average daily net assets, or $25,000 per Fund per year, whichever is greater; or

(ii)
The greater of (a) the portion of a Trust-wide annual fee of $500,000 allocable to each Fund based on that Fund’s pro rata portion of the entire Trust’s assets; or (b) an annual rate, based on average daily net assets, of 0.50% between $0 to $1 billion, 0.04% between $1 billion to $3 billion, and 0.03% above $3 billion.

Effective immediately, the information regarding the Transfer Agency Agreement in the section of the SAI entitled “Investment Management” is deleted and replaced as follows:
Pursuant to a Transfer Agency Agreement with the Trust, as amended, Rydex Fund Services, LLC (also known as the “Transfer Agent”) also acts as the transfer agent for the Funds. As such, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, the Transfer Agent receives the lower of the following fees (i) and (ii) below with respect to each class of shares of the Funds:

(i)	Subject to a minimum fee per year of $25,000:
Account Set-Up Charge - A fee of $4 to open a position in a Fund for a single registration (“Account”) on RFS’s transfer agency system to hold shares of the Funds.
Annual Maintenance Charge - An annual per Account fee of (i) $8 per open Account for regular accounts, (ii) $6.50 per open Account with respect to Accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems and (iii) $5 per Account for closed

Accounts that remain outstanding on RFS’s transfer agency system (regardless of whether such Accounts are regular or Matrix Level III).
Transaction Charge - A per transaction charge of (i) $1.10 per transaction for regular Accounts and (ii) $0.60 per transaction for Accounts which are Matrix Level III.

(ii)	An annual fee of $24,000 per Fund, plus:
Annual Maintenance Charge - An annual per Account fee of (i) $9 per open Account for regular accounts, (ii) $7 per open Account with respect to Accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems and (iii) $5 per Account for closed Accounts that remain outstanding on RFS’s transfer agency system (regardless of whether such Accounts are regular or Matrix Level III), and (iv) $0.50 per Account for closed accounts.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

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